CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and KAPREL OSZOLAK, Chief Financial Officer of The Travelers Series Trust - MFS Value Portfolio (the "Registrant"), each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                   Chief Financial Officer
The Travelers Series Trust -              The Travelers Series Trust -
 MFS Value Portfolio                      MFS Value Portfolio

/s/ R. Jay Gerken                   /s/ Kaprel Ozsolak
------------------------            ------------------------
R. Jay Gerken                       Kaprel Ozsolak
Date: March 9, 2005                 Date: March 9, 2005


This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.